Encore Credit Receivables Trust 2005-4
FOR INTERNAL DISTRIBUTION ONLY

Scenario	1	2	3	4	5
Prepayment Speed (Loan Age Adjusted)
ARM, 1/29 & 2/28	18% CPR	60% CPR	60% CPR for two years then 10% CPR for life	60% CPR for two years then 10% CPR for life	18% CPR for two years then 50% CPR for life
3/27 & 5/25	15% CPR	50% CPR	45% CPR for three years then 10% CPR for life	45% CPR for three years then 10% CPR for life	15% CPR for three years then 50% CPR for life
Fixed	10% CPR	30% CPR	40% CPR for three years then 10% CPR for life	40% CPR for three years then 10% CPR for life	5% CPR
Loss Severity	45%	45%	45%	45%	45%
Lag	12	12	12	12	12
Servicer Advances	100%	100%	100%	100%	100%
LIBOR	FWD+200bps	Static	FWD+200bps	FWD+200bps	FWD+200bps
Triggers	Fail	Fail	Pass	Fail	Fail
Optional Redemption	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity

Class M5
WAL for Princ Pmts	17.29	6.23	4.07	10.80	18.89
Mod Duration	9.49	5.30	3.14	7.20	10.04
Cum Loss	171,934,461.99 (17.19%)	108,087,160.00 (10.81%)	104,175,924.56 (10.42%)	121,522,737.34 (12.15%)	128,676,512.97 (12.87%)
CDR Multiple (1st $ Loss)	10.4 CDR	19.8 CDR	15.2 CDR	19.3 CDR	9.0 CDR

Class M6
WAL for Princ Pmts	18.52	6.81	4.32	12.65	20.84
Mod Duration	9.76	5.71	3.24	7.92	10.52
Cum Loss	159,642,793.29 (15.96%)	93,355,675.16 (9.34%)	93,889,495.13 (9.39%)	108,165,604.30 (10.82%)	113,533,254.20 (11.35%)
CDR Multiple (1st $ Loss)	9.3 CDR	16.6 CDR	13 CDR	16.1 CDR	7.6 CDR

Class M7
WAL for Princ Pmts	19.08	7.19	4.54	14.16	22.11
Mod Duration	9.60	5.82	3.26	8.19	10.56
Cum Loss	145,101,671.57 (14.51%)	77,757,422.35 (7.78%)	83,211,672.37 (8.32%)	93,401,721.48 (9.34%)	98,300,803.35 (9.83%)
CDR Multiple (1st $ Loss)	8.1 CDR	13.4 CDR	10.9 CDR	12.9 CDR	6.3 CDR

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under- lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

Encore Credit Receivables Trust 2005-4
FOR INTERNAL DISTRIBUTION ONLY

	SCENARIO # 6	SCENARIO # 7	SCENARIO # 8
Prepayment Speed
ARM, 1/29 & 2/28	28 CPR for 24mth, 14 CPR thereafter	28 CPR for 24mth, 14 CPR thereafter	28 CPR for 24mth, 14 CPR thereafter
3/27 & 5/25	18 CPR for 36mth, 9 CPR thereafter	18 CPR for 36mth, 9 CPR thereafter	18 CPR for 36mth, 9 CPR thereafter
Fixed	15 CPR for 24mth, 7 CPR thereafter	15 CPR for 24mth, 7 CPR thereafter	15 CPR for 24mth, 7 CPR thereafter
Losses
ARM, 1/29 & 2/28	2 CDR for 24mth, 7 CDR thereafter	4 CDR for 24mth, 9 CDR thereafter	custom ==>	2 CDR for Fixed Rate Mortgages, 3 CDR for Arms
3/27 & 5/25	2 CDR for 36mth, 7 CDR thereafter	4 CDR for 36mth, 9 CDR thereafter	custom ==>	Add the following CDR to its respective loan bucket or rep line:
Fixed	2 CDR for 24mth, 10 CDR thereafter	4 CDR for 24mth, 12 CDR thereafter	custom ==>	+1 CDR for IO loan and -1 CDR for 3/27 Arm or 5/25 and
				+2 CDR if any two of the following coincide (prepayment penalty period, IO term or hybrid reset) or
				+4 CDR if all three coincide (prepayment penalty period, IO term or hybrid reset)
Loss Severity	45%	45%	45%
Lag	12	12	12
LIBOR	FWD	FWD	FWD
Triggers	Fail	Fail	Fail
Optional Redemption	To Maturity	To Maturity	To Maturity
Advancing	100%	100%	100%

	M5	M5	M5
WAL	10.93	10.90	11.72
Duration	8.13	8.11	8.54
Cumulative Loss	106,667,544.15 (10.67%)	130,456,772.44 (13.05%)	91,511,567.78 (9.15%)

	M6	M6	M6
WAL	11.96	12.12	12.73
Duration	8.64	8.71	9.01
Cumulative Loss	106,667,544.15 (10.67%)	130,456,772.44 (13.05%)	91,511,567.78 (9.15%)

	M7	M7	M7
WAL	13.23	13.77	13.90
Duration	8.94	9.16	9.22
Cumulative Loss	106,667,544.15 (10.67%)	130,456,772.44 (13.05%)	91,511,567.78 (9.15%)

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under- lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

AEGIS ASSET BACKED SECURITIES TRUST 2005-4
LIBOR VECTOR
	Static	Static	Forward	Forward
Period	One-Month LIBOR	Six-Month LIBOR	One-Month LIBOR	Six-Month LIBOR

1	4.060000	4.391000	4.060000	4.391000
2			4.185838	4.481172
3			4.358002	4.559946
4			4.425357	4.617333
5			4.471211	4.655252
6			4.607848	4.690031
7			4.591200	4.705687
8			4.649735	4.728027
9			4.695875	4.744357
10			4.648553	4.756347
11			4.675900	4.779428
12			4.699981	4.800441
13			4.722663	4.819453
14			4.745824	4.836196
15			4.766420	4.850067
16			4.784350	4.860962
17			4.799515	4.868780
18			4.811813	4.873415
19			4.821143	4.874767
20			4.827406	4.872822
21			4.830499	4.867960
22			4.830323	4.860728
23			4.826778	4.851763
24			4.819761	4.841788
25			4.809706	4.831610
26			4.798809	4.822036
27			4.787970	4.813568
28			4.777599	4.806622
29			4.768106	4.801618
30			4.759901	4.798972
31			4.753394	4.799104
32			4.748995	4.802296
33			4.747113	4.808264
34			4.748160	4.816507
35			4.752544	4.826438
36			4.760676	4.837382
37			4.772173	4.848577
38			4.784100	4.859305
39			4.795603	4.869335
40			4.806576	4.878558
41			4.816915	4.886868
42			4.826515	4.894158
43			4.835273	4.900321
44			4.843083	4.905301
45			4.849841	4.909250
46			4.855442	4.912392
47			4.859783	4.914976
48			4.862757	4.917276
49			4.864556	4.919590
50			4.866301	4.922191
51			4.868315	4.925167
52			4.870637	4.928559
53			4.873306	4.932408
54			4.876364	4.936753
55			4.879848	4.941637
56			4.883800	4.947077
57			4.888259	4.953007
58			4.893265	4.959329
59			4.898856	4.965938
60			4.905074	4.972720
61			4.911834	4.979555
62			4.918660	4.986332
63			4.925424	4.993022
64			4.932117	4.999615
65			4.938728	5.006102
66			4.945249	5.012474
67			4.951671	5.018721
68			4.957984	5.024829
69			4.964179	5.030759
70			4.970248	5.036467
71			4.976180	5.041907
72			4.981966	5.047030
73			4.987565	5.051787
74			4.992836	5.056131
75			4.997727	5.060036
76			5.002217	5.063483
77			5.006288	5.066450
78			5.009920	5.068918
79			5.013092	5.070866
80			5.015785	5.072300
81			5.017979	5.073330
82			5.019654	5.074101
83			5.020790	5.074761
84			5.021368	5.075469
85			5.021518	5.076390
86			5.021841	5.077670
87			5.022505	5.079357
88			5.023534	5.081475
89			5.024951	5.084048
90			5.026778	5.087098
91			5.029039	5.090648
92			5.031755	5.094715
93			5.034951	5.099273
94			5.038649	5.104292
95			5.042871	5.109734
96			5.047641	5.115562
97			5.052929	5.121735
98			5.058541	5.128222
99			5.064435	5.135021
100			5.070622	5.142145
101			5.077111	5.149602
102			5.083912	5.157402
103			5.091034	5.165557
104			5.098487	5.174059
105			5.106282	5.182840
106			5.114427	5.191812
107			5.122933	5.200884
108			5.131810	5.209961
109			5.140974	5.218944
110			5.150064	5.227748
111			5.158978	5.236346
112			5.167707	5.244728
113			5.176239	5.252883
114			5.184565	5.260800
115			5.192673	5.268470
116			5.200554	5.275888
117			5.208198	5.283084
118			5.215592	5.290095
119			5.222728	5.296961
120			5.229595	5.303724
121			5.236228	5.310425
122			5.242802	5.317101
123			5.249361	5.323759
124			5.255904	5.330396
125			5.262428	5.337012
126			5.268934	5.343604
127			5.275419	5.350173
128			5.281882	5.356716
129			5.288322	5.363235
130			5.294737	5.369731
131			5.301126	5.376205
132			5.307488	5.382659
133			5.313823	5.389095
134			5.320142	5.395514
135			5.326446	5.401915
136			5.332733	5.408297
137			5.339004	5.414661
138			5.345257	5.421003
139			5.351491	5.427325
140			5.357706	5.433592
141			5.363900	5.439641
142			5.370073	5.445270
143			5.376223	5.450272
144			5.382351	5.454436
145			5.388265	5.457543
146			5.393196	5.459404
147			5.396926	5.459953
148			5.399421	5.459158
149			5.400650	5.456985
150			5.400581	5.453403
151			5.399181	5.448377
152			5.396419	5.441967
153			5.392261	5.434610
154			5.386675	5.426844
155			5.379630	5.419226
156			5.371094	5.412324
157			5.361577	5.406721
158			5.353249	5.402922
159			5.346698	5.401069
160			5.341975	5.401215
161			5.339130	5.403411
162			5.338215	5.407710
163			5.339280	5.414164
164			5.342376	5.422722
165			5.347554	5.432919
166			5.354864	5.444171
167			5.364358	5.455883
168			5.376087	5.467442
169			5.389499	5.478222
170			5.402205	5.487685
171			5.413576	5.495694
172			5.423577	5.502212
173			5.432173	5.507205
174			5.439329	5.510637
175			5.445011	5.512471
176			5.449184	5.512722
177			5.451813	5.511599
178			5.452864	5.509365
179			5.452301	5.506291
180			5.450090	5.502655
181			5.446482	5.498739
182			5.442594	5.494785
183			5.438710	5.490844
184			5.434835	5.486919
185			5.430971	5.483013
186			5.427121	5.479129
187			5.423288	5.475270
188			5.419475	5.471440
189			5.415685	5.467640
190			5.411921	5.463876
191			5.408186	5.460149
192			5.404484	5.456463
193			5.400816	5.452821
194			5.397187	5.449226
195			5.393600	5.445681
196			5.390056	5.442190
197			5.386561	5.438754
198			5.383116	5.435379
199			5.379724	5.432065
200			5.376389	5.428818
201			5.373114	5.425639
202			5.369901	5.422532
203			5.366754	5.419500
204			5.363675	5.416547
205			5.360668	5.413676
206			5.357737	5.410889
207			5.354884	5.408191
208			5.352112	5.405582
209			5.349426	5.403067
210			5.346826	5.400647
211			5.344317	5.398326
212			5.341900	5.396106
213			5.339577	5.393992
214			5.337351	5.391988
215			5.335226	5.390099
216			5.333204	5.388331
217			5.331290	5.386687
218			5.329493	5.385172
219			5.327819	5.383783
220			5.326269	5.382518
221			5.324848	5.381374
222			5.323558	5.380347
223			5.322397	5.379434
224			5.321344	5.378636
225			5.320395	5.377975
226			5.319553	5.377478
227			5.318820	5.377171
228			5.318199	5.377082
229			5.317716	5.377238
230			5.317466	5.377650
231			5.317476	5.378250
232			5.317751	5.378951
233			5.318297	5.379666
234			5.319118	5.380304
235			5.320131	5.380774
236			5.320987	5.381005
237			5.321593	5.381016
238			5.321946	5.380847
239			5.322041	5.380540
240			5.321876	5.380139
241			5.321488	5.379686
242			5.321049	5.379217
243			5.320602	5.378742
244			5.320147	5.378259
245			5.319685	5.377769
246			5.319216	5.377273
247			5.318740	5.376770
248			5.318257	5.376262
249			5.317768	5.375748
250			5.317273	5.375228
251			5.316773	5.374703
252			5.316267	5.374174
253			5.315756	5.373640
254			5.315239	5.373101
255			5.314719	5.372559
256			5.314194	5.372013
257			5.313665	5.371463
258			5.313132	5.370911
259			5.312596	5.370355
260			5.312056	5.369797
261			5.311514	5.369237
262			5.310969	5.368674
263			5.310421	5.368110
264			5.309872	5.367545
265			5.309320	5.366978
266			5.308768	5.366411
267			5.308213	5.365843
268			5.307658	5.365275
269			5.307103	5.364706
270			5.306547	5.364139
271			5.305990	5.363571
272			5.305434	5.363005
273			5.304878	5.362439
274			5.304323	5.361875
275			5.303769	5.361313
276			5.303217	5.360753
277			5.302665	5.360195
278			5.302116	5.359640
279			5.301569	5.359088
280			5.301024	5.358538
281			5.300482	5.357993
282			5.299942	5.357450
283			5.299406	5.356912
284			5.298874	5.356379
285			5.298345	5.355849
286			5.297820	5.355325
287			5.297300	5.354806
288			5.296784	5.354292
289			5.296273	5.353784
290			5.295768	5.353282
291			5.295268	5.352786
292			5.294773	5.352297
293			5.294285	5.351815
294			5.293802	5.351340
295			5.293327	5.350872
296			5.292858	5.350412
297			5.292397	5.349960
298			5.291942	5.349516
299			5.291496	5.349081
300			5.291057	5.348655
301			5.290627	5.348238
302			5.290205	5.347831
303			5.289793	5.347433
304			5.289389	5.347045
305			5.288994	5.346667
306			5.288609	5.346300
307			5.288235	5.345944
308			5.287870	5.345599
309			5.287516	5.345265
310			5.287172	5.344943
311			5.286840	5.344634
312			5.286519	5.344336
313			5.286210	5.344051
314			5.285912	5.343779
315			5.285627	5.343520
316			5.285354	5.343275
317			5.285094	5.343043
318			5.284846	5.342825
319			5.284613	5.342621
320			5.284392	5.342432
321			5.284186	5.342258
322			5.283993	5.342099
323			5.283815	5.341956
324			5.283651	5.341828
325			5.283503	5.341716
326			5.283370	5.341621
327			5.283252	5.341543
328			5.283151	5.341481
329			5.283066	5.341437
330			5.282997	5.341409
331			5.282945	5.341398
332			5.282910	5.341404
333			5.282890	5.341429
334			5.282888	5.341472
335			5.282902	5.341536
336			5.282933	5.341621
337			5.282983	5.341727
338			5.283053	5.341857
339			5.283146	5.342007
340			5.283261	5.342175
341			5.283399	5.342360
342			5.283560	5.342558
343			5.283742	5.342767
344			5.283934	5.342987
345			5.284135	5.343226
346			5.284344	5.343494
347			5.284562	5.343801
348			5.284788	5.344159
349			5.285033	5.344578
350			5.285336	5.345060
351			5.285708	5.345577
352			5.286150	5.346090
353			5.286662	5.346561
354			5.287246	5.346952
355			5.287864	5.347222
356			5.288368	5.347222
357			5.288719	5.347222
358			5.288915	5.347222
359			5.288954	5.347222
360			5.288834	5.347222